                    [NationsBanc Montgomery Securities Logo]


________________________________________________________________________________

RMBS NEW ISSUE TERM SHEET



EQCC HOME EQUITY LOAN TRUST
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES
SERIES 1998-2
CLASSES A-1F, A-2F, A-3F, A-4F, A-5F, A-6F, A-7F
$753,082,000 (APPROXIMATE)

JUNE 24, 1998

________________________________________________________________________________





NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 06/19/98

EQCC HOME EQUITY LOAN TRUST 1998-2
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-2

                              OFFERED CERTIFICATES

--------------------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL        PRINCIPAL
                          EXPECTED                             AVERAGE    MODIFIED       WINDOW           WINDOW       LEGAL
             CLASS        RATINGS      APPROXIMATE              LIFE      DURATION   (TO MATURITY)      (TO CALL)      FINAL
                          -------
   CLASS  DESCRIPTION   S&P/MOODY'S        SIZE        COUPON  (YEARS)     (YEARS)     IN MONTHS        IN MONTHS     MATURITY
--------------------------------------------------------------------------------------------------------------------------------
   A-1F       SEQ         AAA/Aaa     $286,685,000.00           1.00        0.94         1 to 24          1 to 24      4/15/08
--------------------------------------------------------------------------------------------------------------------------------
   A-2F       SEQ         AAA/Aaa       22,350,000.00           2.00        1.83        24 to 26         24 to 26     10/15/08
--------------------------------------------------------------------------------------------------------------------------------
   A-3F       SEQ         AAA/Aaa      191,650,000.00           3.00        2.65        26 to 51         26 to 51     3/15/13
--------------------------------------------------------------------------------------------------------------------------------
   A-4F       SEQ         AAA/Aaa       70,250,000.00           5.00        4.16        51 to 73         51 to 73     1/15/22
--------------------------------------------------------------------------------------------------------------------------------
   A-5F       SEQ         AAA/Aaa       69,147,344.39           9.61        6.75       73 to 359         73 to 93     5/15/28
--------------------------------------------------------------------------------------------------------------------------------
   A-6F       NAS         AAA/Aaa       58,600,000.00           5.00        4.15        37 to 81         37 to 81     4/15/08
--------------------------------------------------------------------------------------------------------------------------------
   A-7F       NAS         AAA/Aaa       54,400,000.00           7.91        6.03       81 to 118         81 to 93     4/15/08
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   OFFERED CERTIFICATES:

   1. Classes A-1F through A-7F are sequential pay and are backed by the Mortgage Loan Group.
   2. Classes A-1F through A-7F are payable monthly starting 7/15/98 with fixed pass-through rates calculated on a (30/360) basis accruing from 6/1/98.
   3. Both Class A-6F and A-7F will pay sequentially until the Principal Balance of each such Class has been reduced to zero. The Lockout Percentage for each Distribution Date is as follows: 0% to month 36; 45% from months 37 to 60; 80% from months 61 to 72; 100% from months 73 to 84; and 300% thereafter.
   4. The Mortgage Loan Group pricing speed is: 4.0% CPR in month 1, and an additional 1.8182% in each month thereafter until month 12; on and thereafter, 24% CPR. (100% Prepayment Assumption)
   5. All classes are priced to maturity.
--------------------------------------------------------------------------------


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 06/19/98

EQCC HOME EQUITY LOAN TRUST 1998-2
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-2


                                SUMMARY OF TERMS

DEPOSITORS:                EQCC Receivables Corporation and EQCC Asset Backed
                           Corporation are wholly owned subsidiaries of EquiCredit Corporation, which itself is an indirect wholly owned subsidiary of NationsBank Corporation.

                           On January 9, 1998, Barnett Banks Inc., the parent and sole stockholder of EquiCredit Corporation, merged with NationsBank Corporation. As a result EquiCredit Corporation is now an indirect wholly-owned subsidiary of NationsBank Corporation.

SERVICER:                  EquiCredit Corporation of America, a wholly owned
                           subsidiary of EquiCredit Corporation, which itself is an indirect wholly owned subsidiary of NationsBank
                           Corporation.

                           As of March 31, 1998, EquiCredit serviced a total portfolio of 121,317 mortgage loans, having an aggregate unpaid principal balance of $5.6 billion for itself and investors consisting primarily of major commercial banks, savings and loan associations, brokerage houses and the Federal National Mortgage Association.

TRUSTEE: U.S. Bank National Association, an affiliate of First Bank National Association.

OFFERING:                  Public; subject to a variance of plus or minus 5.0%.

MANAGERS:                  NationsBanc Montgomery Securities LLC (Lead and Book
                           Manager) Lehman Brothers Inc.
                           Bear Stearns & Co. Inc.

CUT-OFF DATE:              June 1, 1998

PRICING DATE:              June [  ], 1998

EXPECTED
CLOSING DATE:              June [30], 1998

REGISTRATION:              Certificates will be available in book-entry form
                           through DTC, Euroclear or CEDEL.

DISTRIBUTION
DATE: The 15th of each month (or next succeeding business day), beginning July 15, 1998.

INTEREST
CALCULATION:               Classes A-1F through A-7F are payable monthly
                           starting 7/15/98. The pass-through rates are calculated on a 30/360 basis and accrue from 6/1/98.

OPTIONAL CALL:             10% optional clean-up call.

DENOMINATIONS:             $1,000 minimum and integral multiples of $1 in excess
                           thereof.


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 06/19/98

EQCC HOME EQUITY LOAN TRUST 1998-2
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-2


TAX STATUS:                REMIC

ERISA: ERISA eligible. Prospective investors that are pension plans should consult their own counsel with respect to an investment in the Offered Certificates.

SMMEA: The Offered Certificates WILL NOT constitute "mortgage related securities" for purposes of SMMEA.

CERTIFICATE
INSURER:                   Ambac Assurance Corporation ("AMBAC")

RATING
AGENCIES:                  S&P and Moody's.

MORTGAGE
LOAN GROUP: 14,709 primarily conventional, fully-amortizing, first and second lien, fixed rate (closed end), one- to four-family residential mortgage loans, with remaining terms to maturity ranging from approximately 7 months to 360 months.

CONTACT:                   NationsBanc Montgomery Securities LLC
                           Mortgage Syndicate
                           Chris Hentemann     (email:  chrishe@ncmi.com)
                           Bill Hale           (email:  billh2@ncmi.com)
                           (704) 386-7744
                           (704) 335-5904      (Fax)


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 06/19/98

EQCC HOME EQUITY LOAN TRUST 1998-2
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-2


                          DESCRIPTION OF THE COLLATERAL

SUMMARY
                                                                      TOTAL                 MINIMUM               MAXIMUM
                                                                      -----                 -------               -------
---------------------------------------------------------------------------------------------------------------------------------
Cut-off Date Aggregate Principal Balance                          $   753,082,344.39
Number of Loans                                                               14,709
Average Original Loan Balance                                     $        51,831.94     $     5,000.00         $  225,000.00
Average Current Loan Balance                                      $        51,198.75     $     1,259.26         $  225,000.00
Weighted Average Combined Current LTV                                          78.64%              4.84%               100.00%
Weighted Average Gross Coupon                                                  10.31%              7.40%                17.30%
Weighted Average Remaining Term to Maturity (months)                          190.47                  7                   360
Weighted Average Original Term (months)                                       193.06                 36                   360
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                          PERCENT OF
                                                                                         CUT-OFF DATE
                                                              RANGE                    PRINCIPAL BALANCE
                                                              -----                    -----------------
Range of Original Terms (in months)                           0 to 180                              75.37%
                                                              181 to 240                             6.07%
                                                              241 to 360                            18.56%

Level Pay Mortgage Loans                                                                            57.01%
Balloon Mortgage Loans                                                                              42.99%

Lien Position                                                 First                                 82.32%
                                                              Second                                17.68%

Property Type                                                 Single Family                         91.43%
                                                              2-4 Family                             6.05%
                                                              Manufactured                           0.90%
                                                              Multi Family                           0.48%
                                                              Townhouse                              0.50%
                                                              Condominium                            0.63%
                                                              Other                                  0.01%

Occupancy Status                                              Owner Occupied                        94.41%
                                                              Non-owner Occupied                     5.54%
                                                              Second Home                            0.05%

Geographic Concentration                                      Florida                               12.29%
                                                              Ohio                                   8.09%
                                                              New York                               7.46%
                                                              Pennsylvania                           6.65%
                                                              Michigan                               4.67%
                                                              Other                                 60.84%

Credit Grade                                                  A                                     57.06%
                                                              B                                     26.11%
                                                              C                                     15.24%
                                                              D                                      1.59%
---------------------------------------------------------------------------------------------------------------------------------


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 06/19/98

EQCC HOME EQUITY LOAN TRUST 1998-2
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-2


                          DESCRIPTION OF THE COLLATERAL

 CUT-OFF DATE PRINCIPAL BALANCE

                                                                                         PERCENT OF
  RANGE OF CUT-OFF DATE         NUMBER OF           AGGREGATE CUT-OFF DATE        AGGREGATE CUT-OFF DATE
  ---------------------         ---------           ----------------------        ----------------------
   PRINCIPAL BALANCES         MORTGAGE LOANS          PRINCIPAL BALANCE              PRINCIPAL BALANCE
   ------------------         --------------          -----------------              -----------------
         $0.01 to 20,000.00           2,562             $  37,843,881.59                           5.03%
     20,000.01 to 30,000.00           2,417                61,407,926.55                           8.15%
     30,000.01 to 40,000.00           2,148                76,042,478.45                          10.10%
     40,000.01 to 50,000.00           1,866                84,467,154.23                          11.22%
     50,000.01 to 60,000.00           1,444                79,772,248.89                          10.59%
     60,000.01 to 70,000.00           1,042                67,636,777.70                           8.98%
     70,000.01 to 80,000.00             784                58,784,073.60                           7.81%
     80,000.01 to 90,000.00             568                48,406,956.63                           6.43%
    90,000.01 to 100,000.00             423                40,266,113.52                           5.35%
   100,000.01 to 110,000.00             307                32,264,551.92                           4.28%
   110,000.01 to 120,000.00             267                30,744,518.22                           4.08%
   120,000.01 to 130,000.00             208                26,055,593.23                           3.46%
   130,000.01 to 140,000.00             151                20,398,161.04                           2.71%
   140,000.01 to 150,000.00             108                15,664,027.01                           2.08%
   150,000.01 to 160,000.00             103                16,001,753.54                           2.12%
   160,000.01 to 170,000.00              86                14,191,540.27                           1.88%
   170,000.01 to 180,000.00              67                11,775,309.65                           1.56%
   180,000.01 to 190,000.00              48                 8,880,755.47                           1.18%
   190,000.01 to 200,000.00              55                10,759,560.22                           1.43%
   200,000.01 to 227,150.00              55                11,718,962.66                           1.56%
                                     ------             ----------------                         ------
           TOTAL                     14,709             $ 753,082,344.39                         100.00%
                                     ======             ================                         ======

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 06/19/98

EQCC HOME EQUITY LOAN TRUST 1998-2
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-2


                          DESCRIPTION OF THE COLLATERAL

    STATE OR TERRITORY CONCENTRATION
                                                                                   PERCENT OF
                                                                                   ----------
                                 NUMBER OF         AGGREGATE CUT-OFF DATE      AGGREGATE CUT-OFF DATE
                                 ---------         ----------------------      ----------------------
    STATE OR TERRITORY         MORTGAGE LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
    ------------------         --------------         -----------------          -----------------
  Florida                            2,089         $  92,552,334.04                        12.29%
  Ohio                               1,136            60,950,571.84                         8.09%
  New York                             799            56,159,193.25                         7.46%
  Pennsylvania                       1,041            50,069,446.75                         6.65%
  Michigan                             617            35,174,547.29                         4.67%
  Maryland                             566            35,170,571.56                         4.67%
  Illinois                             522            28,476,757.38                         3.78%
  Indiana                              665            28,307,473.88                         3.76%
  California                           551            27,880,362.22                         3.70%
  Connecticut                          309            22,554,646.72                         2.99%
  Minnesota                            431            21,069,771.93                         2.80%
  Virginia                             427            20,771,467.26                         2.76%
  North Carolina                       455            20,742,254.33                         2.75%
  Georgia                              442            20,278,006.52                         2.69%
  Massachusetts                        322            19,389,205.47                         2.57%
  Tennessee                            409            19,241,406.81                         2.56%
  South Carolina                       320            15,524,892.98                         2.06%
  Other                              3,608           178,769,434.16                        23.74%
                                    ------         ----------------                       ------
            TOTAL                   14,709         $ 753,082,344.39                       100.00%
                                    ======         ================                       ======


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 06/19/98

EQCC HOME EQUITY LOAN TRUST 1998-2
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-2

                          DESCRIPTION OF THE COLLATERAL

  COMBINED LOAN-TO-VALUE
                                                                                      PERCENT OF
                                                                                      ----------
     RANGE OF COMBINED            NUMBER OF          AGGREGATE CUT-OFF DATE      AGGREGATE CUT-OFF DATE
     -----------------            ---------          ----------------------      ----------------------
    LOAN-TO-VALUE RATIOS        MORTGAGE LOANS         PRINCIPAL BALANCE           PRINCIPAL BALANCE
    --------------------        --------------         -----------------           -----------------
     0.01% to 5.00%                        2          $       6,926.24                     0.00%
    5.01% to 10.00%                       11                113,172.34                     0.02%
   10.01% to 15.00%                       39                487,868.14                     0.06%
   15.01% to 20.00%                       66              1,141,732.55                     0.15%
   20.01% to 25.00%                       86              1,852,507.06                     0.25%
   25.01% to 30.00%                      110              2,740,238.27                     0.36%
   30.01% to 35.00%                      152              3,965,713.12                     0.53%
   35.01% to 40.00%                      187              5,300,234.01                     0.70%
   40.01% to 45.00%                      209              6,624,688.69                     0.88%
   45.01% to 50.00%                      338             11,082,906.64                     1.47%
   50.01% to 55.00%                      302             11,701,892.23                     1.55%
   55.01% to 60.00%                      431             17,924,581.95                     2.38%
   60.01% to 65.00%                      515             22,657,242.76                     3.01%
   65.01% to 70.00%                      933             47,880,019.71                     6.36%
   70.01% to 75.00%                    2,017            114,423,286.27                    15.19%
   75.01% to 80.00%                    2,514            156,944,600.29                    20.84%
   80.01% to 85.00%                    3,191            197,931,288.32                    26.28%
   85.01% to 90.00%                    1,374             74,876,552.19                     9.94%
   90.01% to 95.00%                      549             32,849,692.64                     4.36%
   95.01% to 100.00%                   1,683             42,577,200.97                     5.65%
                                      ------          ----------------                   ------
             TOTAL                    14,709          $ 753,082,344.39                   100.00%
                                      ======          ================                   ======


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 06/19/98

EQCC HOME EQUITY LOAN TRUST 1998-2
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-2

                          DESCRIPTION OF THE COLLATERAL

    RANGE OF MORTGAGE INTEREST RATES
                                                                                      PERCENT OF
                                                                                      ----------
     RANGE OF MORTGAGE            NUMBER OF         AGGREGATE CUT-OFF DATE      AGGREGATE CUT-OFF DATE
     -----------------            ---------         ----------------------      ----------------------
      INTEREST RATES            MORTGAGE LOANS        PRINCIPAL BALANCE           PRINCIPAL BALANCE
      --------------            --------------        -----------------           -----------------
          7.251% to  7.500%                12          $   1,049,550.05                      0.14%
          7.501% to  7.750%                48              4,504,273.88                      0.60%
          7.751% to  8.000%               115             10,448,192.79                      1.39%
          8.001% to  8.250%                96              8,292,297.57                      1.10%
          8.251% to  8.500%               280             20,172,719.45                      2.68%
          8.501% to  8.750%               259             21,580,378.73                      2.87%
          8.751% to  9.000%               599             44,688,545.73                      5.93%
          9.001% to  9.250%               519             34,316,328.26                      4.56%
          9.251% to  9.500%               743             46,962,272.31                      6.24%
          9.501% to  9.750%             1,182             73,664,790.21                      9.78%
          9.751% to 10.000%             1,395             84,046,188.00                     11.16%
         10.001% to 10.250%               939             54,211,654.06                      7.20%
         10.251% to 10.500%             1,344             66,630,070.14                      8.85%
         10.501% to 10.750%             1,316             65,910,886.43                      8.75%
         10.751% to 11.000%               890             45,599,348.37                      6.06%
         11.001% to 11.250%               751             34,067,102.09                      4.52%
         11.251% to 11.500%               657             28,138,672.12                      3.74%
         11.501% to 11.750%               387             16,393,396.98                      2.18%
         11.751% to 12.000%               361             13,725,406.58                      1.82%
         12.001% to 12.250%               349             13,821,128.21                      1.84%
         12.251% to 12.500%               279              9,109,480.80                      1.21%
         12.501% to 12.750%               353             10,332,936.29                      1.37%
         12.751% to 13.000%               240              7,354,091.32                      0.98%
         13.001% to 13.250%               780             18,666,823.10                      2.48%
         13.251% to 13.500%               310              7,699,890.42                      1.02%
         13.501% to 13.750%                95              2,502,459.90                      0.33%
         13.751% to 14.000%               279              6,853,415.64                      0.91%
         14.001% to 14.250%                52              1,107,201.39                      0.15%
         14.251% to 14.500%                20                360,220.76                      0.05%
         14.501% to 14.750%                 9                156,431.68                      0.02%
         14.751% to 15.000%                13                203,948.52                      0.03%
         15.001% to 15.250%                 7                115,636.86                      0.02%
         15.251% to 15.500%                 9                 84,094.70                      0.01%
         15.501% to 15.750%                 2                 14,731.70                      0.00%
         15.751% to 16.000%                 9                127,570.25                      0.02%
         16.001% to 17.000%                 9                161,445.11                      0.02%
         17.001% to 18.000%                 1                  8,763.99                      0.00%
                                       ------          ----------------                    ------
            TOTAL                      14,709          $ 753,082,344.39                    100.00%
                                       ======          ================                    ======


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 06/19/98

EQCC HOME EQUITY LOAN TRUST 1998-2
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-2


                          DESCRIPTION OF THE COLLATERAL

  ORIGINAL MONTHS TO STATED MATURITY

    RANGE OF ORIGINAL                                                                PERCENT OF
    -----------------                                                                ----------
        MONTHS TO                 NUMBER OF         AGGREGATE CUT-OFF DATE      AGGREGATE CUT-OFF DATE
        ---------                 ---------         ----------------------      ----------------------
     STATED MATURITY            MORTGAGE LOANS        PRINCIPAL BALANCE           PRINCIPAL BALANCE
     ---------------            --------------        -----------------           -----------------
          25 to  36                     1          $      20,000.00                      0.00%
          37 to  48                     2                 24,817.51                      0.00%
          49 to  60                    61              1,258,002.30                      0.17%
          61 to  72                     8                160,688.36                      0.02%
          73 to  84                   779             51,417,588.64                      6.83%
          85 to  96                     7                109,426.07                      0.01%
          97 to 108                     1                 51,000.00                      0.01%
         109 to 120                 3,139            209,250,722.01                     27.79%
         133 to 144                    33                939,306.78                      0.12%
         145 to 156                     3                145,117.46                      0.02%
         157 to 168                     4                144,535.82                      0.02%
         169 to 180                 7,977            304,053,922.37                     40.37%
         193 to 204                     3                184,977.79                      0.02%
         205 to 228                     1                 85,729.94                      0.01%
         229 to 240                   827             45,438,447.85                      6.03%
         289 to 300                     4                243,637.73                      0.03%
         349 to 360                 1,859            139,554,423.76                     18.53%
                                   ------          ----------------                    ------
      TOTAL                        14,709          $ 753,082,344.39                    100.00%
                                   ======          ================                    ======


  MONTHS SINCE ORIGINATION
                                                                                    PERCENT OF
                                                                                    ----------
     RANGE OF MONTHS             NUMBER OF         AGGREGATE CUT-OFF DATE      AGGREGATE CUT-OFF DATE
     ---------------             ---------         ----------------------      ----------------------
    SINCE ORIGINATION          MORTGAGE LOANS        PRINCIPAL BALANCE           PRINCIPAL BALANCE
    -----------------          --------------        -----------------           -----------------
 Less than 1                           1           $      20,000.00                      0.00%
 1 to 6                           14,014             737,725,116.06                     97.96%
 7 to 12                              23                 956,413.17                      0.13%
 Greater than 12                     671              14,380,815.16                      1.91%
                                  ------           ----------------                    ------
           TOTAL                  14,709           $ 753,082,344.39                    100.00%
                                  ======           ================                    ======


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 06/19/98

EQCC HOME EQUITY LOAN TRUST 1998-2
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-2


                                  BOND SUMMARY
                                  ------------

A-1F (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption              0.0% PPC     50.0% PPC      75.0% PPC    100.0% PPC      125.0% PPC    150.0% PPC    200.0% PPC
Implied Seasoned CPR               0.00%        12.00%         18.00%        24.00%          30.00%        36.00%        48.00%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                7.05          1.76           1.27             1            0.83           0.72          0.57
Modified Duration (yrs.)           5.38          1.59           1.17          0.94            0.79           0.68          0.54
First Principal Payment Date    7/15/98       7/15/98        7/15/98       7/15/98         7/15/98        7/15/98       7/15/98
Last Principal Payment Date     4/15/08       2/15/02       12/15/00       6/15/00         1/15/00       10/15/99       7/15/99
Payment Windows (mos.)              117            43             29            23              18             15            12
Yield @ 100.000                   6.212         6.107          6.052         6.001           5.952          5.904         5.814


A-2F (TO MATURITY)
-------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption              0.0% PPC     50.0% PPC      75.0% PPC    100.0% PPC      125.0% PPC    150.0% PPC    200.0% PPC
Implied Seasoned CPR               0.00%        12.00%         18.00%        24.00%          30.00%        36.00%        48.00%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                9.94          3.78            2.6             2            1.63           1.38          1.05
Modified Duration (yrs.)           7.25          3.28           2.33          1.83            1.51           1.28          0.99
First Principal Payment Date    4/15/08       2/15/02       12/15/00       6/15/00         1/15/00       10/15/99       7/15/99
Last Principal Payment Date    10/15/08       6/15/02        3/15/01       8/15/00         3/15/00       12/15/99       8/15/99
Payment Windows (mos.)                6             4              3             2               2              2             1
Yield @ 100.000                   6.107         6.067          6.038         6.011           5.983          5.956         5.902


A-3F (TO MATURITY)
-------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption              0.0% PPC     50.0% PPC      75.0% PPC    100.0% PPC      125.0% PPC    150.0% PPC    200.0% PPC
Implied Seasoned CPR               0.00%        12.00%         18.00%        24.00%          30.00%        36.00%        48.00%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                13.2          6.17           4.05             3            2.38           1.98          1.48
Modified Duration (yrs.)           8.75          4.93           3.46          2.65            2.14           1.81          1.37
First Principal Payment Date   10/15/08       6/15/02        3/15/01       8/15/00         3/15/00       12/15/99       8/15/99
Last Principal Payment Date     3/15/13       4/15/08        5/15/04       9/15/02        10/15/01        2/15/01       6/15/00
Payment Windows (mos.)               53            70             38            25              19             14            10
Yield @ 100.000                   6.223         6.202          6.182         6.161           6.139          6.118         6.076


A-4F (TO MATURITY)
-------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption              0.0% PPC     50.0% PPC      75.0% PPC    100.0% PPC      125.0% PPC    150.0% PPC    200.0% PPC
Implied Seasoned CPR               0.00%        12.00%         18.00%        24.00%          30.00%        36.00%        48.00%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               18.89          10.2           7.55             5             3.8           3.01          2.17
Modified Duration (yrs.)          10.65          7.29           5.79          4.16            3.27           2.65          1.96
First Principal Payment Date    3/15/13       4/15/08        5/15/04       9/15/02        10/15/01        2/15/01       6/15/00
Last Principal Payment Date     1/15/22       2/15/10        4/15/08       7/15/04        12/15/02       12/15/01      12/15/00
Payment Windows (mos.)              106            22             47            22              14             10             6
Yield @ 100.000                   6.377         6.366          6.357         6.341           6.325          6.307         6.275



NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 06/19/98

EQCC HOME EQUITY LOAN TRUST 1998-2
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-2

A-5F (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0.0% PPC     50.0% PPC      75.0% PPC     100.0% PPC     125.0% PPC     150.0% PPC    200.0% PPC
Implied Seasoned CPR              0.00%        12.00%         18.00%         24.00%         30.00%         36.00%        48.00%
--------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              27.08         15.25          12.17           9.61           6.81            4.41          2.76
Modified Duration (yrs.)         12.15          9.15           7.97           6.75           5.16            3.67          2.44
First Principal Payment Date   1/15/22       2/15/10        4/15/08        7/15/04       12/15/02        12/15/01      12/15/00
Last Principal Payment Date    5/15/28       5/15/28        5/15/28        5/15/28        5/15/28         5/15/28       9/15/01
Payment Windows (mos.)              76           219            241            286            305             317             9
Yield @ 100.000                  6.738         6.731          6.727          6.721          6.709           6.689         6.653


A-6F (TO MATURITY)
--------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0.0% PPC     50.0% PPC      75.0% PPC     100.0% PPC     125.0% PPC     150.0% PPC    200.0% PPC
Implied Seasoned CPR              0.00%        12.00%         18.00%         24.00%         30.00%         36.00%        48.00%
--------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               8.07          5.89            5.4              5           4.68            4.43           3.6
Modified Duration (yrs.)          6.13          4.76           4.42           4.15           3.93            3.75          3.13
First Principal Payment Date   7/15/01       7/15/01        7/15/01        7/15/01        7/15/01         7/15/01       7/15/01
Last Principal Payment Date    4/15/08      12/15/05        7/15/05        3/15/05        9/15/04         4/15/04       9/15/02
Payment Windows (mos.)              81            53             48             44             38              33            14
Yield @ 100.000                  6.219         6.208          6.204          6.200          6.197           6.194         6.181


A-7F (TO MATURITY)
--------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption             0.0% PPC     50.0% PPC      75.0% PPC     100.0% PPC     125.0% PPC     150.0% PPC    200.0% PPC
Implied Seasoned CPR              0.00%        12.00%         18.00%         24.00%         30.00%         36.00%        48.00%
--------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               9.79          8.82           8.26           7.91           7.70            7.64          5.65
Modified Duration (yrs.)          7.10          6.56           6.23           6.03           5.90            5.84          4.58
First Principal Payment Date   4/15/08      12/15/05        7/15/05        3/15/05        9/15/04         4/15/04       9/15/02
Last Principal Payment Date    4/15/08       4/15/08        4/15/08        4/15/08        4/15/08        11/15/19       5/15/28
Payment Windows (mos.)               0            28             33             37             43             187           308
Yield @ 100.000                  6.337         6.334          6.332          6.331          6.330           6.329         6.318




NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 06/19/98

EQCC HOME EQUITY LOAN TRUST 1998-2
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-2

A-1F (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption               0.0% PPC      50.0% PPC      75.0% PPC     100.0% PPC    125.0% PPC    150.0% PPC   200.0% PPC
Implied Seasoned CPR                0.00%         12.00%         18.00%         24.00%        30.00%        36.00%       48.00%
--------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 7.05           1.76           1.27              1          0.83          0.72         0.57
Modified Duration (yrs.)            5.38           1.59           1.17           0.94          0.79          0.68         0.54
First Principal Payment Date     7/15/98        7/15/98        7/15/98        7/15/98       7/15/98       7/15/98      7/15/98
Last Principal Payment Date      4/15/08        2/15/02       12/15/00        6/15/00       1/15/00      10/15/99      7/15/99
Principal Windows (mos.)             117             43             29             23            18            15           12
Yield @ 100.000                    6.212          6.107          6.052          6.001         5.952         5.904        5.814


A-2F (TO CALL)
--------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption               0.0% PPC      50.0% PPC      75.0% PPC     100.0% PPC    125.0% PPC    150.0% PPC   200.0% PPC
Implied Seasoned CPR                0.00%         12.00%         18.00%         24.00%        30.00%        36.00%       48.00%
--------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 9.94           3.78            2.6              2          1.63          1.38         1.05
Modified Duration (yrs.)            7.25           3.28           2.33           1.83          1.51          1.28         0.99
First Principal Payment Date     4/15/08        2/15/02       12/15/00        6/15/00       1/15/00      10/15/99      7/15/99
Last Principal Payment Date     10/15/08        6/15/02        3/15/01        8/15/00       3/15/00      12/15/99      8/15/99
Principal Windows (mos.)               6              4              3              2             2             2            1
Yield @ 100.000                    6.107          6.067          6.038          6.011         5.983         5.956        5.902


A-3F (TO CALL)
--------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption               0.0% PPC      50.0% PPC      75.0% PPC     100.0% PPC    125.0% PPC    150.0% PPC   200.0% PPC
Implied Seasoned CPR                0.00%         12.00%         18.00%         24.00%        30.00%        36.00%       48.00%
--------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 13.2           6.17           4.05              3          2.38          1.98         1.48
Modified Duration (yrs.)            8.75           4.93           3.46           2.65          2.14          1.81         1.37
First Principal Payment Date    10/15/08        6/15/02        3/15/01        8/15/00       3/15/00      12/15/99      8/15/99
Last Principal Payment Date      3/15/13        4/15/08        5/15/04        9/15/02      10/15/01       2/15/01      6/15/00
Principal Windows (mos.)              53             70             38             25            19            14           10
Yield @ 100.000                    6.223          6.202          6.182          6.161         6.139         6.118        6.076


A-4F (TO CALL)
--------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption               0.0% PPC      50.0% PPC      75.0% PPC     100.0% PPC    125.0% PPC    150.0% PPC   200.0% PPC
Implied Seasoned CPR                0.00%         12.00%         18.00%         24.00%        30.00%        36.00%       48.00%
--------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                18.85          10.18           7.55              5           3.8          3.01         2.17
Modified Duration (yrs.)           10.64           7.28           5.79           4.16          3.27          2.65         1.96
First Principal Payment Date     3/15/13        4/15/08        5/15/04        9/15/02      10/15/01       2/15/01      6/15/00
Last Principal Payment Date      4/15/21        9/15/09        4/15/08        7/15/04      12/15/02      12/15/01     12/15/00
Principal Windows (mos.)              97             17             47             22            14            10            6
Yield @ 100.000                    6.377          6.366          6.357          6.341         6.325         6.307        6.275


A-5F (TO CALL)
--------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption               0.0% PPC      50.0% PPC      75.0% PPC     100.0% PPC    125.0% PPC    150.0% PPC   200.0% PPC
Implied Seasoned CPR                0.00%         12.00%         18.00%         24.00%        30.00%        36.00%       48.00%
--------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                22.79          11.21           9.79           7.36          5.57          4.27         2.76
Modified Duration (yrs.)           11.37           7.65           6.97           5.63           4.5          3.59         2.44
First Principal Payment Date     4/15/21        9/15/09        4/15/08        7/15/04      12/15/02      12/15/01     12/15/00
Last Principal Payment Date      4/15/21        9/15/09        4/15/08        3/15/06      11/15/04       9/15/03      9/15/01
Principal Windows (mos.)               0              0              0             20            23            21            9
Yield @ 100.000                    6.737          6.725          6.722          6.713         6.702         6.687        6.653


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 06/19/98

EQCC HOME EQUITY LOAN TRUST 1998-2
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-2

A-6F (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption               0.0% PPC      50.0% PPC      75.0% PPC    100.0% PPC    125.0% PPC      150.0% PPC  200.0% PPC
Implied Seasoned CPR                0.00%         12.00%         18.00%        24.00%        30.00%          36.00%      48.00%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 8.07           5.89            5.4             5          4.68            4.36        3.51
Modified Duration (yrs.)            6.13           4.76           4.42          4.15          3.93             3.7        3.06
First Principal Payment Date     7/15/01        7/15/01        7/15/01       7/15/01       7/15/01         7/15/01     7/15/01
Last Principal Payment Date      4/15/08       12/15/05        7/15/05       3/15/05       9/15/04         9/15/03     3/15/02
Principal Windows (mos.)              81             53             48            44            38              26           8
Yield @ 100.000                    6.219          6.208          6.204         6.200         6.197           6.193       6.180


A-7F (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption               0.0% PPC      50.0% PPC      75.0% PPC    100.0% PPC    125.0% PPC      150.0% PPC  200.0% PPC
Implied Seasoned CPR                0.00%         12.00%         18.00%        24.00%        30.00%          36.00%      48.00%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 9.79           8.82           8.26          7.45          6.37            5.21        3.71
Modified Duration (yrs.)             7.1           6.56           6.23          5.77          5.09            4.31        3.21
First Principal Payment Date     4/15/08       12/15/05        7/15/05       3/15/05       9/15/04         9/15/03     3/15/02
Last Principal Payment Date      4/15/08        4/15/08        4/15/08       3/15/06      11/15/04         9/15/03     3/15/02
Principal Windows (mos.)               0             28             33            12             2               0           0
Yield @ 100.000                    6.337          6.334          6.332         6.329         6.323           6.314       6.295


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 06/19/98